Exhibit 99.1

POWER POINT PRESENTATION

U.S. GOLD CORPORATION

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Gold Price 1971 - 1980

20x
Gold Price (US$/oz)
900
750
600
450
300
150
0
1972
1973
1974
1975
1976
1977
1978
1979
1980

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Possible Gold Price 1999-2010

20 x $250
Gold Price (US$/oz)
600
500
400
300
200
1999
2000
2001
2002
2003
2004
2005
2006

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Major Change

	1999-2001	Today
Gold Production	↑	↓
Production Cost/oz.	$160	$270
Analyst Gold Price	↓	↑
Central Bank Holdings	↓	↑
Hedging	↑	↓
streetTRACKS ETF	N/A	↑

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DJIA VS Gold Ratio

# of oz. of Gold to Buy the Dow
0
10
20
30
40
1900
1925
1950
1975
2000
18 oz
Aug 30, 1929
28 oz
Nov 26, 1966
44 oz
Jul 16, 1999
19 oz
Mar 02,2006
?
1 oz
Aug 7,1896
2 oz
Aug 8,1932
1 oz
Jan 18,1980

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Is History Repeating?

DJIA Since 1896 - 110 Year

Dow Jones Industrial Average
100000
10000
1000
100
10
1
1900
1925
1950
1975
2000
Gold Performed
26 Years to Recover
14 Years No Returns

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Performance During Great Uncertainty
DJIA, Gold & Gold Shares

+2260%
600
+485%
+506%
400
Value of $100 Invested
+135%
200
+123%
+69%
- 61%
+8%
- 2%
0
1929-1939
1966-1980
1999-Present*
-200
DJIA
Gold
HM
XAU

* As of Mar 02, 2006

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Life Cycle of a Mine

Feasibility Study
Share Price $
Discover
Build
Produce
Time
Preferred Entry Point

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ELKO
TONKIN
325 MILES ACROSS
Geologic Map Of Nevada

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PATCH REEF
0 MILES
LAGOON
BARRIER REEF
SOUTH
200 MILES
ELKO
SHALLOW WATER
NORTH
DEEP WATER
REEF
SLOPE
BASIN
Modified from Cook, 2004

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PATCH REEF
0 MILES
LAGOON
BARRIER REEF
SOUTH
200 MILES
ELKO
SHALLOW WATER
NORTH
DEEP WATER
REEF
SLOPE
BASIN
Modified from Cook, 2004

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PATCH REEF
0 MILES
LAGOON
BARRIER REEF
SOUTH
200 MILES
ELKO
SHALLOW WATER
NORTH
TONKIN
DEEP WATER
REEF
SLOPE
BASIN
Modified from Cook, 2004

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PATCH REEF
0 MILES
LAGOON
BARRIER REEF
SOUTH
200 MILES
ELKO
SHALLOW WATER
NORTH
TONKIN
DEEP WATER
REEF
SLOPE
BASIN
Modified from Cook, 2004

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PATCH REEF
0 MILES
LAGOON
BARRIER REEF
SOUTH
200 MILES
?
ELKO
SHALLOW WATER
NORTH
?
?
TONKIN
DEEP WATER
?
REEF
SLOPE
BASIN
Modified from Cook, 2004

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PATCH REEF
LAGOON
BARRIER REEF
SOUTH
NORTH
GOLD FAIRWAY
REEF
SLOPE
BASIN
Modified from Cook, 2004

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PATCH REEF
LAGOON
BARRIER REEF
SE
25 MILES
ROBT MTNS
15 MILES
NW
0 MILES
TONKIN
CORTEZ
REEF
SLOPE
BASIN
Modified from Cook, 2004

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NORTH
CARLIN
CORAL
REEF
CORTEZ
TONKIN
RM
Unpublished
Data Cook, 2006
SOUTH

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North
SLOPE
Gold
Strike
BASIN
CORAL
REEF
CARBONATE
PLATFORM MARGIN
0 MILES 50
Pipeline
Cortez
TONKIN
South
RM
Unpublished Data
Cook, 2006

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1.4 MM oz. / 5 Main Zones

Rooster
TSP-3
FGrid
TSP-4
TSP-1
O-15

588,400 oz
0.032 opt

44,800 oz
0.057 opt

57,300 oz
0.045opt

10,000 oz
0.068opt

253,500 oz
0.075opt

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Intriguing Results

Rooster
TSP-3
TSP-6&8
FGrid
TSP-4
TSP-1
O-15

0.093opt/60ft
(bottom of 400ft hole)

0.515opt/25ft
0.207opt/80ft
0.103opt/90ft
0.115opt/65ft

0.329opt/20ft
0.112opt/50ft

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Tonkin Springs Mine Corridor
Drill holes in yellow;
Red line: Projection of a long
section through the Corridor

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US★GOLD
Tonkin Springs Project
Mine Area Corridor
Rooster Deposit
ZONE-015
TSP1
7500 elev.
7000 elev.
6500 elev.
6000 elev.
5500 elev.
5000 elev.
TARGET AREA
TARGET AREA
AREAS IN NEED OF DEEP DRILL TESTING
Longitudinal Section Looking West
0 1000ft
GT 0.01 opt Au Lengths > 100ft.
GT 0.01 opt Au > 10ft In Length
39 Holes w/ Intercepts > 0.01opt Au over 100ft in Length

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Proposed Combination

NEVADA PACIFIC GOLD LTD.

US★GOLD

NEW US★GOLD

WHITE KNIGHT RESOURCES INC.

Coral Gold Resources Ltd.

Toné Resources

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CORTEZ TREND
Tenabo
Gold Acres
Pipeline Mine
South Pipeline
Cortez NW Deep
Cortez Gold
Cortez Hills
Pediment
ET Blue
Tonkin Springs
Gold Bar
Atchimedes
Ruby Hill
US Gold
White Knight
Nevada Pacific
Tone Resources
Coral Gold
Barrick
Newmont

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New US Gold
Tenabo
Gold Acres
Pipeline Mine
South Pipeline
Cortez NW Deep
Cortez Gold
Cortez Hills
Pediment
ET Blue
Tonkin Springs
Gold Bar
Atchimedes
Ruby Hill
Area of Influence
New US Gold
Barrick
Newmont

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Trading Liquidity

2,000,000
1,600,000
1,200,000
800,000
400,000
0
Cash (US Dollars)
New US Gold
Staccato Gold
Atna
Bravo Ventures
Miranda
Victoria Resources
Klondex Mines
Minterra
Mill City gold
CMQ Resources

* As of March 02, 2006

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Cash in Bank!

100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
Cash (US Dollars)
New US Gold
Atna
Miranda
Klondex Mines
CMQ Resources
Bravo Ventures
Victoria Resources
Minterra
Mill City gold
Staccato Gold

* US Gold Press Release Quarterly Report

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Share Structure

Shares:

Avg. Vol **: 223,857 shares

52 Week: $0.30 - 5.65

Current *: $5.65

*As of Mar 02, 2006
**30 Day Avg.

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[LOGO]

Right Time, Right Place, Right Trend!

Cautionary Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements include, without limitation, (i) estimates of the future price of gold and other metals; (ii) estimates of future costs; (iii) estimates of future capital expenditures and expenses; (iv) estimates regarding timing of future exploration activities; (v) statements regarding future exploration results; and (viii) estimates of reserves and resources. Where the Corporation expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements. Such risks include, but are not limited to, exploration results, gold and other metals price volatility, currency fluctuations, and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Corporation's Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as well as the Corporation's other SEC filings. The Corporation does not undertake any obligation to release publicly revisions to any "forward-looking statement," to reflect events or circumstances after the date of this release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

GOLD is Money

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Ultimate Currency

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Step 1	1999-2004

$250 - $440

USA Audience

Gold VS Major Currencies

	2001 - 2004	2001-Present*
US Dollar	58%	123%
AUS	10%	60%
Euro	11%	75%
Swiss	15%	69%
	£28%	74%
S.A. Rand	32%	67%

* As of Mar 02, 2006

Step 2	2005-2008

$440 - $850

World Audience

Step 3	2009-2010

+ $850

Significantly

Gold Price 1971 - 1980

[CHART]

Possible Gold Price 1999-2010

[CHART]

Major Change

	1999-2001	Today

Gold Production	é	ê

Production Cost/oz.	$160	$270

Analyst Gold Price	ê	é

Central Bank Holdings	ê	é

Hedging	é	ê

streetTRACKS ETF	N/A	é

DJIA VS Gold Ratio

[CHART]

Is History Repeating?

DJIA Since 1896 - 110 Year

[CHART]

Performance During Great Uncertainty

DJIA, Gold & Gold Shares

[CHART]

* As of Mar 02, 2006

Big, New Demand

4 Gold ETFs

+ 452 Tonnes

Gold - What is Possible?

•                  $2,200 inflation adj. $850

•                  $2,200 (1929-39) 2:1 DJIA/Gold

•                  $5,500 1966-80 2:1 DJIA/Gold

Life Cycle of a Mine

[CHART]

Performance: Seniors

1996-Present*
Gold	+40.1%
Barrick	+3%
Newmont	+13.4%
Placer Dome	-6.3%
XAU	+10.3%

* As of Mar 02, 2006

Performance: Mid-Tiers

1996-Present
Goldcorp	+821%
Meridian	+514%
Glamis	+348%

* As of Mar 02, 2006

NEW CONCEPTS FOR
UNDERSTANDING GOLD TRENDS

(“FAIRWAYS”) IN NEVADA

Harry Cook, Ph.D.

Carbonate Geology LLC

U.S. Geological Survey, Emeritus

harryecook@comcast.net

Four Points To Discuss

1.              Approaches For Studying The Origin Of Nevada’s Gold Deposits & Gold Trends.

2.              Key New Geological Concepts Regarding The Location Of Gold Trends (“Fairways”).

3.              How These New Geological Concepts Apply To Gold Exploration Within Cortez & Other Gold Trends.

4.              Relation Of The Tonkin Springs Area In The Context Of The Above Three Points.

Basic Approaches Involved 30+ Years
Climbing Mountain Ranges, Studying
Rocks & Making Interpretations Leading To
Two Key Geological Points…

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First: Nevada Was A Large Coral Reef
Carbonate Platform From 500-TO-350
Million Years Ago.

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Second: The Cortez & Carlin Trend Gold
Deposits Are Hosted Within These Ancient
Coral Reef Carbonate Platform Rocks.

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Thus… The Focus Has Been To Study
The Location Of Nevada’s Gold
Deposits & The Gold Trends Within
The Context Of A Broad & Thick Coral
Reef Carbonate Platform By A Number
Of Approaches….

By Studying Modern Coral Reef
Carbonate Platforms To Better
Understand The Detailed
Characteristics Of Nevada’s Ancient
Coral Reef Carbonate Platform

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By Studying Ancient Coral Reef
Carbonate Platforms In Different Parts
Of The World

CORAL REEF	SLOPE

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Next…By Establishing & Mapping The Trend Of
Nevada’s Coral Reef Carbonate Platform Margin,
Slope And Basin

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Then Synthesize All Data Into A Model For
Nevada’s Ancient Coral Reef Carbonate
Platform To Characterize Differences Between
Lagoon, Reef, Slope & Basin Rocks

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Now… Where Are The Gold Trends (“Fairways”)
Within This Large Coral Reef Carbonate
Platform?

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First… One Has To Interpret The Open-Pit Rock
Types At The Gold Mines In The Cortez, Carlin
& Other Trends… Do These Rocks Represent
Lagoon, Coral Reef Margin, Slope, Or Basin-
Rock Types?

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Study Deeply Drilled Gold-Host Rock Cores.
Are They Lagoon, Coral Reef Margin, Slope,
Or Basin Rock Types?

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Study Underground Gold Mine
Deposits…

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Study Underground Gold-Host Rocks.
Are They Lagoon, Coral Reef, Slope,
Or Basin Rock Types?

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Exploration Question?… Where Are The Gold-
Host Rocks In The Cortez & Carlin Open Pits &
Underground Mines Located Within The
Context of Nevada’s Coral Reef Carbonate
Platform Model?

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**The Carlin & Cortez Gold Trends (“Fairways”)
& Their Gold-Host Rocks Are Interpreted To
Represent Coral Reef Margin, Slope & Inner
Basin Rocks

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SO… HOW DO THESE NEW EVOLVING
GEOLOGIC CONCEPTS OF GOLD TREND
LOCATIONS APPLY TO TONKIN SPRINGS
AND GOLD EXPLORATION IN THE CORTEZ
GOLD TREND (“FAIRWAY”)?

**From A Geological Perspective The Tonkin
Springs Area Appears To Be Strategically
Well Located Along The Cortez Gold Trend
(“Fairway”)

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Carlin & Cortez Gold Trends Along The
Coral Reef Platform Margin

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Tonkin Springs Area & The Location Of
Several Major Gold Deposits Along The
Cortez & Carlin Gold Trends

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CONCLUSIONS

1.  Several Major Gold Trends Occur Parallel To Coral Reef Carbonate Platform Margins, Including Carlin & Cortez Gold Trends.

2.  Tonkin Springs Occurs Along The Cortez Gold Trend Between Several Major Gold Deposits.

3.  Thus, It Is Geologically Reasonable To Interpret That Tonkin Springs Is Strategically Well Located.

[LOGO]

Right Time, Right Place, Right Trend!

Ann Carpenter

President & COO

Tonkin Springs

•                  Past Exploration:

Pre-Cortez Hills Discovery

•                  Prior Focus: Near surface deposits

•                  Opportunity: Untested at depth

All Drill Holes = 2,800

[GRAPHIC]	Near Surface Drilling

Drill Holes > 1,000 ft = 26

[GRAPHIC]	Less than 1%!

1.4 MM oz. / 5 Main Zones

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Intriguing Results

[GRAPHIC]

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Tonkin Springs Mine Corridor

Drill holes in yellow;

Redline: Projection of a long section through the Corridor

[GRAPHIC]

Geophysical Signature

Lower Plate rocks may be nearer to surface

[LOGO]

[CHART]

Drill Holes > 1,000 ft = 26

[GRAPHIC]	Less than 1%!

[GRAPHIC]

•      Lower plate rocks may be closer to the surface

•      Based on CSAMT, IP, Magnetics

•      Further testing w/gravity acquisition

Exploration Comparable to Sr.

•      2 yr. program

•      US$30 million planned

•      400,000 ft of drilling

•      Targeting untested depths

Rob McEwen

Chairman & CEO

Prior to 2003

Few Believed
Carlin Deposits Existed in the Cortez Trend

Carlin Discoveries: Cortez Trend

1989:  Gold Acres – Too small

1991:  Pipeline – One-off

2003:  Cortez Hills – Changed Everything!

Is There Another One?

World Changed wt Cortez Hills - 2003

•      5.6 MM oz.

•      Carlin Style Deposit

•      Discovered @ Depth

•      Is There Another One?

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Proposed Combination

[LOGO]

Our Goal!

Nevada’s Premier

Exploration Company!

NV Premier Exploration Company

•                  Land Position of a Sr.

•                  Exploration Program of a Sr.

•                  Trading Liquidity of a Mid-Tier

•                  Balance Sheet of a Mid-Tier

•                  Upside of a Jr.

Cortez Burger!

Seniors

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Juniors

Seniors

CORTEZ TREND

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New US Gold

[GRAPHIC]

Trading Liquidity

[CHART]

* As of March 02, 2006

Cash in Bank!

[CHART]

* US Gold Press Release Quarterly Report

NO DEBT!

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New US Gold

•                  Land Position of Senior

•                  Exploration of a Senior

•                  Liquidity of Mid-Tier

•                  Balance Sheet of Mid-Tier

•                  Upside of Junior

New US Gold

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Share Structure

Shares:

OTC BB USGL
50 MM Shares o/s
60 MM Shares f/d

Avg. Vol**: 223,857 shares

50 Week:	Current*:
$0.30 - 5.65	$5.65

  * As of Mar 02, 2006

** 30 Day Avg.

For Further Information

Please Contact:

Ian J. Ball / Bill Pass

2201 Kipling St., Suite 100

Lakewood, CO.

80215-1545

Tel: (647) 258-0395 / (303) 238-1438

Toll Free: (866) 441-0690

Fax: (647) 258-0408 / (303) 238-1724

Email: info@usgold.com

www.usgold.com

Gold

Simple Story

Going Higher

Buy

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